SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 16, 2009
WESTERN GAS PARTNERS, LP
(Exact name of registrant as specified in its charter)

Delaware	001-34046	26-1075808
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation or organization)	File Number)	Identification No.)
1201 Lake Robbins Drive
The Woodlands, Texas 77380-1046
(Address of principal executive office) (Zip Code)
(832) 636-6000
(Registrants’ telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Western Gas Partners, LP (the “Partnership”) is filing a registration statement on Form S-3 today which incorporates by reference the contents of this current report on Form 8-K. The securities covered by the registration statement include debt securities of the Partnership that may be guaranteed by certain of its wholly owned subsidiaries. Pursuant to Rule 3-10 of Regulation S-X, the Partnership must disclose certain financial information regarding the guarantor subsidiaries in connection with the registration of the debt securities. This report is being filed to add Note 16 to the Partnership’s consolidated financial statements included in Part II, Item 8 of its annual report on Form 10-K for the year ended December 31, 2008 and to add Note 13 to the Partnership’s unaudited consolidated interim financial statements included in Part I, Item 1 of its quarterly report on Form 10-Q for the quarter ended March 31, 2009. These items, with the addition of Notes 16 and 13, are included in their entirety as Exhibits 99.1 and 99.2 to this current report.
This report is also being filed to provide the balance sheets of Western Gas Holdings, LLC as of December 31, 2008 and March 31, 2009, which are included as Exhibits 99.3 and 99.4 to this current report. Western Gas Holdings, LLC is the general partner of Western Gas Partners, LP.
This Current Report on Form 8-K should be read in conjunction with the Partnership’s annual report on Form 10-K for the year ended December 31, 2008, its quarterly report on Form 10-Q for the quarter ended March 31, 2009 and its other filings with the Securities and Exchange Commission.
Item 9.01 Financial Statements and Exhibits
(d)	Exhibits

Exhibit
No.	Document Description

23.1	Consent of Independent Registered Public Accounting Firm

23.2	Consent of Independent Registered Public Accounting Firm

99.1	Part II, Item 8, Annual Report on Form 10-K for the year ended December 31, 2008 — Consolidated Financial Statements

99.2	Part I, Item 1, Quarterly Report on Form 10-Q for the quarter ended March 31, 2009 — Unaudited Consolidated Financial Statements

99.3	Audited consolidated balance sheet of Western Gas Holdings, LLC as of December 31, 2008

99.4	Unaudited consolidated balance sheet of Western Gas Holdings, LLC as of March 31, 2009

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WESTERN GAS PARTNERS, LP
	By:	Western Gas Holdings, LLC, its general partner
Dated: June 16, 2009	By:	/s/ Robert G. Gwin
Robert G. Gwin
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit
No.	Document Description

23.1	Consent of Independent Registered Public Accounting Firm

23.2	Consent of Independent Registered Public Accounting Firm

99.1	Part II, Item 8, Annual Report on Form 10-K for the year ended December 31, 2008 — Consolidated Financial Statements

99.2	Part I, Item 1, Quarterly Report on Form 10-Q for the quarter ended March 31, 2009 — Unaudited Consolidated Financial Statements

99.3	Audited consolidated balance sheet of Western Gas Holdings, LLC as of December 31, 2008

99.4	Unaudited consolidated balance sheet of Western Gas Holdings, LLC as of March 31, 2009